UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Board of Directors (the “Board”) of Verus International, Inc. (the “Company”) recently conducted a selection process to determine the Company’s independent registered public accounting firm to audit its financial statements for the fiscal year ending October 31, 2019. As a result of this process, on January 9, 2020, the Board approved the appointment of Mayer Hoffman McCann P.C. (“Mayer Hoffman McCann”) as the Company’s independent registered public accounting firm replacing Assurance Dimensions, Inc. (“Assurance Dimensions”) effective as of January 14, 2020.

Assurance Dimensions reported on the Company’s financial statements for the fiscal years ended October 31, 2018 and October 31, 2017.

During the Company’s two most recent fiscal years and subsequent interim period before the replacement of Assurance Dimensions as the Company’s independent registered public accounting firm, the reports on the Company’s financial statements by Assurance Dimensions for both years (collectively, the “Assurance Dimension Reports”) did not contain any adverse opinion or disclaimer of opinion; nor were the Assurance Dimensions Reports qualified or modified as to uncertainty, audit scope, or accounting principles; nor was there any disagreement between the Company and Assurance Dimensions on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Assurance Dimensions, would have caused Assurance Dimensions to make reference to the subject matter of the disagreement in connection with the Assurance Dimensions Reports.

Further, there were no reportable events (as described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K) for the Company within the last two fiscal years nor subsequently up to the date of the replacement of Assurance Dimensions.

The Company has provided a copy of the foregoing disclosures to Assurance Dimensions and requested Assurance Dimensions to provide the Company with a letter indicating whether or not Assurance Dimensions agrees with such disclosures. A copy of the letter, dated January 14, 2020 is attached hereto as Exhibit 16.1.

During the two most recent fiscal years and the subsequent period through the appointment of Mayer Hoffman McCann, the Company did not consult with Mayer Hoffman McCann regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
16.1	Letter from Assurance Dimensions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: January 15, 2020	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer